SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K

                            CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           April 17, 2016
                           Date of Report
                  (Date of Earliest Event Reported)

                     KT HIGH-TECH MARKETING INC.
            (Exact Name of Registrant as Specified in its Charter)

                   GRANT HILL ACQUISITION CORPORATION
           (Former Name of Registrant as Specified in its Charter)

 Delaware                     000-55564                   81-1004273
(State or other           (Commission File Number)      (IRS Employer
jurisdiction                                         Identification No.)
of incorporation)
                        14440 Big Basin Way #12
                      Saratoga, California 95070
         (Address of principal executive offices) (zip code)

                           408-663-5247
        (Registrant's telephone number, including area code)

                       215 Apolena Avenue
                Newport Beach, California 92662
        (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On April 18, 2016, KT High-Tech Marketing, Inc. (formerly Grant Hill Acquisition Corporation) (the "Registrant" or the "Company") issued 20,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 97% of the total outstanding 20,600,000 shares of common stock as follows:

                             20,000,000

              With the issuance of the stock and the redemption of 19,400,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On April 17, 2016, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,400,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,940.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on January 7, 2016 as amended and supplemented by the information contained in this report.

    The Registrant anticipates that it will effect a merger with a private company to develop operations and a business plan.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On April 17, 2016 the following events occurred:

         James M. Cassidy resigned as the Registrant's president, secretary and director.

         James McKillop resigned as the Registrant's vice president and director.

         Michael Mo was named the Chief Executive Officer and sole director.

    Michael Mo serves as the Chief Executive Officer, sole officer, and the director of the Registrant. Since 2008, Mr. Mo has served as the Senior Director of Business Development at Amlogic, Inc., Santa Clara, California. For over 20 years, Mr. Mo has been a technology entrepreneur and successful investor in high tech companies. Mr. Mo founded Sympeer Technology which was acquired by Amlogic in 2008. At Amlogic, his team pioneered technology solutions for the set-top-box market which grew to over $100M in revenues in six years with customers such as Alibaba, Xiami, Baidu and China Telecom.

                     SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                           GRANT HILL ACQUISITION CORPORATION


Date: April 18, 2016        /s/ Michael Mo
                                Chief Executive Officer